Securities Act Registration No. 333-07595
                                       Investment Company Act Reg. No. 811-07695
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           __________________________
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|

                         Pre-Effective Amendment No.                    [ ]

                       Post-Effective Amendment No. 9                   |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |X|

                              Amendment No. 10 |X|
                        (Check appropriate box or boxes.)
                       ___________________________________

                           HENNESSY MUTUAL FUNDS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                              The Courtyard Square
                                750 Grant Avenue
                                    Suite 100
                          Novato, CA                      94945
           --------------------------------------      ----------
          (Address of Principal Executive Offices)     (Zip Code)

                                 (800) 966-4354
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

Neil J. Hennessy                                      Copy to:
Hennessy Advisors, Inc.
The Courtyard Square                                  Richard L. Teigen
750 Grant Avenue                                      Foley & Lardner
Suite 100                                             777 East Wisconsin Avenue
Novato, CA 94945                                      Milwaukee, Wisconsin 53202
--------------------------------------                --------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):


[ ]   immediately upon filing pursuant to paragraph (b)
|X|   on January 31, 2003 pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a) (1)
[ ]   on (date) pursuant to paragraph (a) (1)
[ ]   75 days after filing pursuant to paragraph (a) (2)
[ ]   on (date) pursuant to paragraph (a) (2) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  THE HENNESSY
                               MUTUAL FUNDS, INC.


                                   PROSPECTUS
                                JANUARY 31, 2003


                          (HENNESSY MUTUAL FUNDS LOGO)

                                    Hennessy
                                  Mutual Funds

                        THE HENNESSY MUTUAL FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                1 (415) 899-1555
                                1 (800) 966-4354
                             www.hennessy-funds.com
                          Hennessy Cornerstone Growth
                               Fund Symbol: HFCGX
                           Hennessy Cornerstone Value
                               Fund Symbol: HFCVX

                        HENNESSY CORNERSTONE GROWTH FUND

                        HENNESSY CORNERSTONE VALUE FUND

                     SERIES OF HENNESSY MUTUAL FUNDS, INC.


                The date of this Prospectus is January 31, 2003.
                             www.hennessy-funds.com


Hennessy Cornerstone Growth Fund is a stock mutual fund that seeks long-term growth of capital.

Hennessy Cornerstone Value Fund is a stock mutual fund that seeks total return, consisting of capital appreciation and current income.


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SHARES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS


An Overview of the Funds                                                   1
Performance                                                                2
Fees and Expenses                                                          4
Investment Objectives and Principal Investment Strategies                  5
Principal Risks of Investing in the Funds                                  6
Management of the Funds                                                    8
Shareholder Information                                                    8
Pricing of Fund Shares                                                    13
Dividends and Distributions                                               14
Tax Consequences                                                          14
Financial Highlights                                                      15


                            AN OVERVIEW OF THE FUNDS

WHAT ARE THE INVESTMENT GOALS OF THE FUNDS?

  CORNERSTONE GROWTH FUND seeks long-term growth of capital.

  CORNERSTONE VALUE FUND seeks total return, consisting of capital appreciation and current income.

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

  Each Fund seeks to achieve its investment goal through a process of Strategy Indexing(R) which is pursued through the use of an investment strategy licensed to Hennessy Advisors, Inc., the Funds' investment manager (the "Manager"). Each Fund will invest substantially all of its assets in common stocks selected through its strategy. Each Fund may invest in foreign securities, including American Depository Receipts ("ADRs").


  Each Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year, which ignores market timing. The Manager anticipates that the 50 stocks held in each Fund's portfolio will remain the same through the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally.



  CORNERSTONE GROWTH FUND. In selecting stocks for this Fund, the Manager uses the Cornerstone Growth Strategy(R). The Cornerstone Growth Strategy selects the 50 common stocks with the highest one-year price appreciation as of the date of purchase that also meet certain criteria that are explained in detail under "Investment Objectives and Principal Investment Strategies."



  CORNERSTONE VALUE FUND. In selecting stocks for this Fund, the Manager uses the Cornerstone Value Strategy(R). The Cornerstone Value Strategy selects the 50 highest dividend-yielding common stocks that also meet certain criteria that are explained in detail under "Investment Objectives and Principal Investment Strategies."



WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?



  The value of each Fund's investment, and therefore, the value of each Fund's share, may go up or down. If the value of a Fund's investment goes down, you may lose money on your investment in the Fund. The following risks could affect the value of your investment:


  o  The stock market goes down

  o  Interest rates rise which can result in a decline in the equity market


  o Stocks in the Funds' portfolio may not increase their earnings at the rate anticipated


  o The Strategy Indexing(R) employed by the Funds could cause them to underperform similar funds that do not use this discipline

  o Securities of medium and small companies involve greater volatility than investing in larger more established companies

  o Adverse developments occur in foreign markets. Foreign investments involve greater risk

WHO MAY WANT TO INVEST IN THE FUNDS?

  The Funds may be appropriate for investors who:

  o  Are pursuing a long-term goal such as retirement

  o Are willing to accept higher short-term risk along with higher potential for long-term growth of capital

  o  Want to add an equity investment to diversify their investment portfolio

  o Believe that long-term investing, using a disciplined strategy, is most likely to meet their investment goals

  The Funds may not be appropriate for investors who:

  o  Need regular income or stability of principal

  o  Are pursuing a short-term goal

  o  Are not comfortable with a Fund's disciplined strategy

                                  PERFORMANCE


  The following performance information indicates some of the risks of investing in the Funds. The bar charts show how each Fund's total return has varied from year to year. The tables show each Fund's average annual return over time compared with broad-based market indices. This past performance (before and after taxes) does not necessarily indicate how each Fund will perform in the future. A Fund's future performance may be better or worse.


CORNERSTONE GROWTH FUND
CALENDAR YEAR TOTAL RETURNS (%)


  During the six year period shown in the bar chart, the Fund's highest quarterly return was 32.04% for the quarter ended December 31, 1999 and the lowest quarterly return was -28.53% for the quarter ended September 30, 1998.



                              1997          31.33%
                              1998           3.67%
                              1999          37.72%
                              2000           5.30%
                              2001          12.15%
                              2002          -4.71%


                                                                                                              SINCE THE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS                                                                      PAST          DATE OF THE FUND
(FOR THE PERIODS ENDED DECEMBER 31, 2002)                                       PAST YEAR      FIVE YEARS      (NOVEMBER 1, 1996)
                                                                                ---------      ----------      ------------------
Hennessy Cornerstone Growth Fund
   Return before taxes                                                             -4.71%          9.95%              13.00%
   Return after taxes on distributions(1)<F1>                                      -5.37%          7.72%              10.16%
   Return after taxes on distributions and sale of Fund shares(1)<F1>              -2.26%          7.29%               9.51%
S&P 500(2)<F2>(5)<F5>                                                             -22.10%         -0.59%               5.96%
Russell 2000(3)<F3>(5)<F5>                                                        -20.49%         -1.36%               5.89%
Lipper Small Cap Growth Fund Index(4)<F4>(6)<F6>                                  -27.63%         -1.22%               1.25%



(1)<F1> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)<F2> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(3)<F3> The Russell 2000 Index is a recognized small-cap index of the 2,000 smallest securities of the Russell 3000 Index, which is comprised of the 3,000 largest U.S. securities as determined by total market capitalization.
(4)<F4> The Lipper Small Cap Growth Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The S&P Small-Cap 600 Index is a market weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The funds in this Index have a similar investment objective as the Cornerstone Growth Fund.
(5)<F5>   Reflects no deductions for fees, expenses or taxes.
(6)<F6>   Reflects no deductions for taxes.


CORNERSTONE VALUE FUND
CALENDAR YEAR TOTAL RETURNS (%)


  During the six year period shown in the bar chart, the Fund's highest quarterly return was 13.78% for the quarter ended June 30, 1999 and the lowest quarterly return was -19.37% for the quarter ended September 30, 2002.



                              1997          15.29%
                              1998           6.59%
                              1999           6.01%
                              2000           8.77%
                              2001           6.60%
                              2002         -16.03%



                                                                                                              SINCE THE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS                                                                      PAST          DATE OF THE FUND
(FOR THE PERIODS ENDED DECEMBER 31, 2002)                                       PAST YEAR      FIVE YEARS      (NOVEMBER 1, 1996)
                                                                                ---------      ----------      ------------------
Hennessy Cornerstone Value Fund
   Return before taxes                                                            -16.03%          1.93%               3.98%
   Return after taxes on distributions(1)<F7>                                     -16.69%         -0.22%               2.09%
   Return after taxes on distributions and sale of Fund shares(1)<F7>              -9.84%          0.51%               2.31%
S&P 500(2)<F8>(4)<F10>                                                            -22.10%         -0.59%               5.96%
Lipper Multi-Cap Value Fund Index(3)<F9>(5)<F11>                                  -17.61%          0.64%               5.52%



 (1)<F7> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
 (2)<F8> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
 (3)<F9> The Lipper Multi-Cap Value Fund Index is comprised of funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one capitalization range over an extended period of time. The funds in this Index have a similar investment objective as the Cornerstone Value Fund.
(4)<F10>   Reflects no deductions for fees, expenses or taxes.
(5)<F11>   Reflects no deductions for taxes.


FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                                   CORNERSTONE              CORNERSTONE
                                                                   GROWTH FUND              VALUE FUND
                                                                   -----------              ----------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                       None                     None
Maximum deferred sales charge (load)                                   None                     None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                            None                     None
Redemption fee (as a percentage of amount redeemed)                   1.50%(1)<F12>            1.50%(1)<F12>
Exchange Fee                                                          1.50%(2)<F13>            1.50%(2)<F13>

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                       0.74%                    0.74%
Distribution and Service (12b-1) Fees                                  None                     None
Other Expenses(3)<F14>                                                0.46%                    0.79%
                                                                      -----                    -----
     Service Fees                                            0.10%                    0.10%
     All remaining Other Expenses                            0.36%                    0.69%
Total Annual Fund Operating Expenses                                  1.20%                    1.53%
                                                                      -----                    -----
                                                                      -----                    -----



(1)<F12> If you redeem shares you have owned for less than three months, a 1.50% fee will be deducted from the value of your redemption proceeds. This fee is payable to the Fund. Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F13> If you exchange shares you have owned for less than three months, a 1.50% fee will be deducted from the value of your exchange proceeds. This fee is payable to the Fund. Our transfer agent charges a fee of $5.00 for each telephone exchange.
(3)<F14> Other expenses have been restated to include the fees payable pursuant to the Servicing Agreement which commenced October 1, 2002.


EXAMPLE


  This Example is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds.



  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:



                                    CORNERSTONE       CORNERSTONE
                                    GROWTH FUND        VALUE FUND
                                    -----------        ----------
               One Year               $  122             $  156
               Three Years            $  381             $  483
               Five Years             $  660             $  834
               Ten Years              $1,455             $1,824


                           INVESTMENT OBJECTIVES AND
                        PRINCIPAL INVESTMENT STRATEGIES

  CORNERSTONE GROWTH FUND. The goal of the Cornerstone Growth Fund is to seek long-term growth of capital. The Fund seeks to meet its goal by investing substantially all of its assets in common stocks selected through the "Cornerstone Growth Strategy."

WHAT IS THE CORNERSTONE GROWTH STRATEGY?


  The Cornerstone Growth Strategy selects from the O'Shaughnessy All Stock UniverseTM the 50 common stocks with the highest one-year price appreciation as of the date of purchase that also meet the following criteria: (i) annual earnings that are higher than the previous year; (ii) a price-to-sales ratio below 1.5; (iii) positive relative strength over the past three and six month periods; and (iv) historical trading volume sufficient to allow for the Fund to purchase the required number of shares during the Re-Balance Period (as defined below). A stock's price-to-sales ratio is computed by dividing the market value of the stock by the issuer's most recent twelve months sales.


WHAT IS THE O'SHAUGHNESSY ALL STOCKS UNIVERSETM?


  The O'Shaughnessy All Stocks UniverseTM consists of all the domestic and foreign common stocks in the Standard & Poor's Compustat ("S&P Compustat") database (the "COMPUSTAT(R) Database") with market capitalizations exceeding $134 million. Currently the COMPUSTAT(R) Database consists of the stocks (including ADRs) of 9,640 issuers, and the O'Shaughnessy All Stocks UniverseTM consists of the stocks of 3,127 issuers.


  CORNERSTONE VALUE FUND. The goal of the Cornerstone Value Fund is to seek total return, consisting of capital appreciation and current income. The Fund seeks to meet its goal by investing substantially all of its assets in common stocks selected through the "Cornerstone Value Strategy."

WHAT IS THE CORNERSTONE VALUE STRATEGY?


  The Cornerstone Value Strategy involves the selection from the O'Shaughnessy Market Leaders UniverseTM of the 50 highest dividend-yielding common stocks that have historical trading volume sufficient to allow for the Fund to purchase the required number of shares during the Re-Balance Period (defined below).


WHAT IS THE O'SHAUGHNESSY MARKET LEADERS UNIVERSETM?


  The O'Shaughnessy Market Leaders UniverseTM consists of those domestic and foreign stocks in the COMPUSTAT(R) Database which are not power utility companies and which have (i) market capitalizations exceeding the average of the COMPUSTAT(R) Database; (ii) twelve month sales which are 50% greater than the average for the COMPUSTAT(R) Database; (iii) a number of shares outstanding which exceeds the average for the COMPUSTAT(R) Database; and (iv) cash flow which exceeds the average for the COMPUSTAT(R) Database. Currently, the O'Shaughnessy Market Leaders UniverseTM consists of the stocks of 355 issuers.


HOW DOES INVESTMENT THROUGH THE CORNERSTONE GROWTH STRATEGY AND THE CORNERSTONE VALUE STRATEGY WORK?


  When the Funds began operations, each Fund purchased 50 stocks as dictated by their respective Strategy, based on information at that time. Each Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount. Since then, each Fund has rebalanced its portfolio annually based on information available during the three months preceding and two months after the calendar year-end of the preceding year (the "Re-Balance Period"), in accordance with the Fund's respective Strategy. That is, during the Re-Balance Period of each year, stocks meeting the Strategy's criteria on or about the immediately preceding year-end are purchased for the Fund to the extent not then held, stocks which no longer meet the criteria as of such date are sold, and the holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.


  When a Fund receives new cash flow from the sale of its shares over the course of the year, such cash will first be used to the extent necessary to meet redemptions. The balance of any such cash will be invested in the 50 stocks selected for the Fund using the applicable Strategy as of the most recent rebalancing of the Fund's portfolio, in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis in the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into a Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities between annual Re-Balance Periods will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Strategy's criteria.

  Each Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year, which ignores market timing and rejects active management. The Manager expects that the 50 stocks held in each Fund's portfolio will remain the same throughout the course of a year, despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. However, if during the course of a year it is determined that earnings or other information that form the basis for selecting a security are false or incorrect, the Manager reserves the right to replace such a security with another meeting the criteria of the respective Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in a Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during a year.

  FOREIGN SECURITIES. The Funds may invest in securities of foreign issuers, either through (i) direct purchase of securities of foreign issuers or (ii) purchase of ADRs, which are dollar-denominated securities of foreign issuers traded in the U.S. Such investments increase diversification of the respective Fund's portfolio and may enhance return, but they also involve some special risks which are described under "Principal Risks of Investing in the Funds" below.

  The Funds may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs.

  COMPUSTAT(R) DATABASE. Although S&P Compustat obtains information for inclusion in or for use in the COMPUSTAT(R) Database from sources which S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the COMPUSTAT(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Funds, or any other persons or entity from the use of the COMPUSTAT Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the COMPUSTAT Database. "Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Funds.

                   PRINCIPAL RISKS OF INVESTING IN THE FUNDS

 The principal risks of investing in the Funds that may adversely affect the Funds' net asset value or total return are summarized above in "An Overview of the Funds." These risks are discussed in more detail below.

 STRATEGY INDEXING(R) RISK. The Strategy Indexing(R) utilized by each Fund provides a disciplined approach to investing, based on a buy and hold philosophy during the course of each year, which ignores market timing and rejects active management. Each Fund will adhere to its respective Strategy (subject to applicable federal tax requirements relating to mutual funds), despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. This could result in substantial losses to a Fund, if for example, the stocks selected for a Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecast, negative publicity or general market cycles.

 There can be no assurance that the market factors that caused the stocks held in a Fund's portfolio to meet a Strategy's investment criteria as of rebalancing in any given year will continue during such year until the next rebalancing, that any negative conditions adversely affecting a stock's price will not develop and/or deteriorate during a given year, or that share prices of a stock will not decline during a given year.

 Each Fund's portfolio is rebalanced annually in accordance with its respective Strategy. Rebalancing may result in elimination of better performing assets from a Fund's portfolio and increases in investments in securities with relatively lower total return.

 MARKET RISK. This is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

 SMALL AND MEDIUM SIZED COMPANIES RISK. Investing in securities of small and medium sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.


 FOREIGN SECURITIES RISK. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (i) unfavorable changes in currency exchange rates; (ii) economic and political instability; (iii) less publicly available information;
(iv) less strict auditing and financial reporting requirements; (v) less governmental supervision and regulation of securities markets; (vi) higher transactions costs; (vii) potential adverse effects of the euro conversion;
(viii) greater possibility of not being able to sell securities on a timely basis; (ix) nationalization and exchange controls; (x) potentially lower liquidity and higher volatility; (xi) possible problems arising from regulatory practices that differ from U.S. standards; (xii) the imposition of withholding taxes on income from such securities; and (xiii) confiscatory taxation.


                            MANAGEMENT OF THE FUNDS

WHO RUNS THE FUNDS?


 Hennessy Advisors, Inc. is the investment manager of each Fund. The Manager's address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945. The Manager has been providing investment advisory services since 1989. The Manager is also the investment manager for The Hennessy Balanced Fund and The Hennessy Total Return Fund. The Manager also furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Funds. For its services, each Fund pays the Manager a monthly management fee based upon its average daily net assets. For the fiscal year ended September 30, 2002, each Fund paid advisory fees of 0.74% of its average daily net assets.



 Neil J. Hennessy is primarily responsible for day-to-day management of the portfolio of each Fund and for developing and executing each Fund's investment program. Mr. Hennessy is committed to the Strategy Indexing investment programs utilized by the Funds. Mr. Hennessy has been the President and a Director of the Manager, a registered investment advisor, since its organization in 1989.


FUND EXPENSES

 Each Fund is responsible for its own operating expenses. At times, the Manager may reduce its fees and/or pay expenses of either Fund in order to reduce the Fund's aggregate annual operating expenses. Any reduction in advisory fees or payment of expenses made by the Manager is subject to reimbursement by the Fund if requested by the Manager in subsequent fiscal years. This reimbursement may be requested by the Manager if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Manager is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. Each Fund must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of fees and/or expenses.


SERVICING AGREEMENT



 The Funds have entered into a Servicing Agreement, dated October 1, 2002, with the Manager. The Servicing Agreement provides that the Manager will provide administrative support services to the Funds consisting of:



 o maintaining an "800" number which current shareholders may call to ask questions about the Funds or their accounts with the Funds;



 o   assisting shareholders in processing exchange and redemption requests;



 o assisting shareholders in changing dividend options, account designations and addresses;



 o   responding generally to questions of shareholders; and



 o   providing such other similar services as the Funds may request.



 For such services, each Fund pays an annual service fee to the Manager equal to 0.10% of its average daily net assets.


                            SHAREHOLDER INFORMATION

PURCHASE OF SHARES

 The minimum initial investment in a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts ("IRA"). For corporate sponsored retirement plans, there is no minimum initial investment. There is no minimum subsequent investment requirement for any account. However, a $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Funds may waive the minimum investment requirements from time to time.

 You may purchase shares of the Funds by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Funds are not required to issue share certificates. The Funds reserve the right to reject any purchase in whole or in part.

 The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares. Shares of the Funds have not been registered for sale outside of the United States.

HOW DO I PURCHASE SHARES BY CHECK?

 If you are making an initial investment in a Fund, simply complete the appropriate Application and mail it with a check (made payable to "Hennessy Cornerstone Value Fund" or "Hennessy Cornerstone Growth Fund") to:

Hennessy Mutual Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

 If you wish to send your Application and check via an overnight delivery service, delivery cannot be made to a post office box. In that case, you should use the following address:


Hennessy Mutual Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 E. Michigan Street,
Milwaukee, WI 53202-5207


 Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

HOW DO I PURCHASE SHARES BY WIRE?


 If you are making an initial investment in a Fund, before you wire funds, you should call the Fund at 1-800-261-6950 or (414) 765-4124 between 6:30 a.m. and 1:00 p.m., Pacific time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment. You will then receive your account number and an order confirmation number. Before or immediately after your bank wires funds, a completed Application should be sent to the Funds' transfer agent, U.S. Bancorp Fund Services, LLC (the "Transfer Agent") by U.S. mail or overnight courier to the addresses listed above. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent.


 All wires should specify the name of the Fund, the name(s) in which the account is registered, the shareholder's social security number or employer tax identification number, the account number and the amount being wired. Please indicate if this is an initial or subsequent investment. It is essential that your bank include complete information about your account in all wire instructions. Wire purchases are normally used only for large purchases (over $5,000). Your bank may charge you a fee for sending a wire to the Funds.

 Your bank should transmit immediately available funds by wire in your name to:

Hennessy Mutual Funds Inc.
c/o U.S. Bancorp Fund Services, LLC
ABA# 042000013
DDA# 112-952-137

CAN I PURCHASE SHARES THROUGH BROKER-DEALERS?

 You may buy, sell and exchange shares of the Funds through certain brokers
(and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

 You may also buy, sell and exchange shares of the Funds through other outside broker-dealers that have not made arrangements with the Funds to sell their shares. Such broker-dealers may purchase shares of the Funds by telephone if they have made arrangements in advance with the Funds. To place a telephone order, such broker-dealer should call the Funds at 1-800-261-6950 or (414) 765-4124.

AUTOMATIC INVESTMENT PLAN

 For your convenience, each Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment in a Fund, you authorize that Fund to withdraw from your checking or savings account each month or quarter an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Application. If you are an existing shareholder, you may call the Fund at 1-800-261-6950 or (414) 765-4124 and request an Automatic Investment Plan Application. Signed Applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS

 You may invest in the Funds under the following prototype retirement plans:

 o   Coverdell Education Savings Account

 o   Traditional IRA

 o   Roth IRA

 o   SEP-IRA for sole proprietors, partnerships and corporations

 o Profit-Sharing and Money Purchase Pension Plans for corporations and their employees


 Investors can obtain further information about the IRAs and the Coverdell Education Savings Account by calling the Funds at 1-800-261-6950 or (414) 765-4124. The Hennessy Mutual Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them. The current fee schedule for a retirement account is outlined in our Individual Retirement Account Disclosure Statement and Custodial Account Agreement.


HOW TO EXCHANGE SHARES

 You may exchange shares of one Fund for shares of the other Fund any day the Funds and the NYSE are open for business. You may also exchange shares of either Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with Hennessy Mutual Funds Inc. or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the First American Prime Obligations Fund. Prior to making an exchange into the First American Prime Obligations Fund, you should obtain and carefully read that fund's prospectus which may be obtained by calling 1-800-261-6950 or (414) 765-4124.

 If you exchange into shares of the First American Prime Obligations Fund you may establish checkwriting privileges on that money market account. Contact the Fund at 1-800-261-6950 or (414) 765-4124 for a checkwriting application and signature card.

HOW DO I EXCHANGE SHARES BY MAIL?


 You may exchange your Fund shares simply by sending a written request to the Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into which the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all of the shareholders whose names appear on the account registration.


HOW DO I EXCHANGE SHARES BY TELEPHONE?


 If your account has telephone privileges, you may also exchange Fund shares by calling the Fund at 1-800-261-6950 or (414) 765-4124 before the close of regular trading on the NYSE, which presently is 1:00 p.m., Pacific time. If you are exchanging shares by telephone, you will be subject to certain identification procedures which are listed below under "How do I sell shares by telephone?". You will be charged a $5.00 fee for exchanges of Fund shares by telephone. Telephone requests for exchanges will not be accepted with respect to shares represented by certificates. Each Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.


 The Funds reserve the right on notice to shareholders to limit the number of exchanges you may make in any year to avoid excess Fund expenses. The Funds reserve the right to reject any exchange order. The Funds may modify or terminate the exchange privilege upon written notice to shareholders.

HOW TO SELL SHARES


 You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your investment representative. Redemptions that are received no later than 1:00 p.m., Pacific time, will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.


HOW DO I SELL SHARES BY MAIL?

 You may redeem your shares by sending a written request to the Transfer Agent. The redemption request should include the following: (i) the name of the account; (ii) the account number; (iii) the number of shares or the dollar value of shares to be redeemed; (iv) duly endorsed share certificates, if issued; (v) any signature guarantees that are required; and (vii) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether the redemptions proceeds are to be sent by mail or wire. The letter should be signed by shareholders whose names appear on the account registration. If you wish to have the proceeds wired, please give wire instructions. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.

WHEN ARE SIGNATURE GUARANTEES REQUIRED?

 To protect the Funds and their shareholders, except as noted in the following paragraph, a signature guarantee is required for all written redemption requests. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted for any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

 The Funds will waive the signature guarantee required on redemption requests that instruct that the proceeds be sent by mail if all of the following conditions apply: (1) the redemption is for $10,000 or less; (ii) the redemption check is payable to the shareholder(s) of record; (iii) the redemption check is mailed to the shareholder(s) at the address of record; and (iv) no shares represented by certificate are being redeemed. In addition, the Funds may waive the signature guarantee for employees and affiliates of the Manager, the Distributor (as defined below), the Administrator (as defined below), and family members of the foregoing.

HOW DO I SELL SHARES BY TELEPHONE?


 If you complete the "Shareholder Privileges" section of the Fund Application, you may redeem all or some of your shares by calling the Fund at 1-800-261-6950 or (414) 765-4124 before the close of regular trading on the NYSE. Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.


 When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

 Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

 You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under "How do I purchase shares by check?" above. Your written request for telephone privileges must be signed by the registered owner(s) of the shares exactly as the account is required and signature guaranteed, and include the name of the account, the account number and the name of the Fund.

 You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

WHEN WILL I RECEIVE MY REDEMPTION PROCEEDS?

 Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Application is received by the Funds. If you did not purchase your shares with a certified check or wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

 If you made your redemption request by telephone, the proceeds will be mailed within one or two days. If you request, redemption proceeds will be wired on the next business day to the bank account you have designated in your Fund Application or written instructions. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires.

 Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Funds would do so except in unusual circumstances. If either Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

WHEN WILL I PAY A REDEMPTION FEE?


 The Funds are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, each Fund will assess a 1.50% fee on redemptions and exchanges of Fund shares purchased and held for less than three months. This fee will be paid to the Fund to help offset transactions costs. In determining the three month holding period, the Funds will use the "first-in, first-out" method. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If those shares were held for less than three months, the fee will be assessed.


 This fee does not apply to: (i) any shares purchased through reinvested dividends or capital gains; or (ii) shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts. In addition, this fee may not apply to shares held in broker omnibus accounts.

CAN MY ACCOUNT BE INVOLUNTARILY REDEEMED?

 The Funds may redeem the shares in your account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Funds make an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Funds take any action.

SYSTEMATIC CASH WITHDRAWAL PROGRAM

 As another convenience, you may redeem your Fund shares through the Systematic Cash Withdrawal Program. If you elect this method of redemption, the Fund will send you or a designated third party a check in a minimum amount of $50. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

 A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                             PRICING OF FUND SHARES

 The price of each Fund's shares is based on the Fund's net asset value. This is calculated by dividing each Fund's assets, minus its liabilities, by the number of shares outstanding. Each Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. Each Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders by that Fund. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

 The net asset value of each Fund's shares is normally determined as of the close of regular trading on the NYSE. This is normally 1:00 p.m., Pacific time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                          DIVIDENDS AND DISTRIBUTIONS

 Each Fund will make distributions of dividends and capital gains, if any, annually, usually in November or December of each year.


 All distributions will be reinvested in shares of the distributing Fund unless you choose one of the following options: (i) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (ii) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent at one of the addresses set forth under "How do I purchase shares by checko" above in advance of the payment date of the distribution.


                                TAX CONSEQUENCES

 The Funds intend to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                              FINANCIAL HIGHLIGHTS


 These tables show each Fund's financial performance during the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. Information for the fiscal years ended September 30, 2002 and September 30, 2001 has been audited by KPMG LLP, independent accountants. Their report and the Funds' financial statements are included in the Annual Report which is available upon request. Information for periods prior to October 1, 2000 was audited by other independent accountants.


CORNERSTONE GROWTH FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                          2002           2001           2000           1999           1998
                                                        --------       --------       --------       --------       --------
PER SHARE DATA:
   Net asset value, beginning of year                    $13.98         $19.48         $12.36         $ 9.57         $15.30
                                                         ------         ------         ------         ------         ------

   Income from investment operations:
       Net investment loss(1)<F15>                        (0.07)         (0.09)         (0.16)         (0.09)         (0.07)
       Net realized and unrealized gain
         (loss) on investments                             0.67          (1.91)          7.28           2.88          (3.88)
                                                         ------         ------         ------         ------         ------
           Total from investment operations                0.60          (2.00)          7.12           2.79          (3.95)
                                                         ------         ------         ------         ------         ------

   Less Distributions:
       From net investment income                            --             --             --             --           --
       From net realized gains                            (1.03)         (3.50)            --             --          (1.78)
                                                         ------         ------         ------         ------         ------
           Total distributions                            (1.03)         (3.50)            --             --          (1.78)
                                                         ------         ------         ------         ------         ------
   Net asset value, end of year                          $13.55         $13.98         $19.48         $12.36         $ 9.57
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                              4.47%        -10.95%         57.61%         29.15%        -27.63%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (millions)                    $342.4         $155.5         $182.5         $120.8          $80.4
   Ratio of net expenses to average net assets            1.10%          1.11%          1.18%          1.15%          1.16%
   Ratio of net investment loss to
     average net assets                                  -0.73%         -0.60%         -0.90%         -0.84%         -0.86%
   Portfolio turnover rate                               70.33%        103.33%         95.28%        125.19%        119.98%


(1)<F15> Net investment loss per share is calculated using ending balances prior to consideration for adjustments for permanent book and tax differences.

CORNERSTONE VALUE FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                          2002           2001           2000           1999           1998
                                                        --------       --------       --------       --------       --------
PER SHARE DATA:
   Net asset value, beginning of year                    $10.91         $10.29         $11.90         $10.84         $11.50
                                                         ------         ------         ------         ------         ------

   Income from investment operations:
       Net investment income                               0.25           0.24           0.32           0.33           0.21
       Net realized and unrealized gains
        (losses) on investments                           (1.95)          0.52          (0.18)          1.49          (0.70)
                                                         ------         ------         ------         ------         ------
           Total from investment operations               (1.70)          0.76           0.14           1.82          (0.49)
                                                         ------         ------         ------         ------         ------

   Less Distributions:
       From net investment income                         (0.26)         (0.14)         (0.47)         (0.26)         (0.17)
       From net realized gains                               --             --          (1.28)         (0.50)            --
                                                         ------         ------         ------         ------         ------
           Total distributions                            (0.26)         (0.14)         (1.75)         (0.76)         (0.17)
                                                         ------         ------         ------         ------         ------
   Net asset value, end of year                          $ 8.95         $10.91         $10.29         $11.90         $10.84
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                            -16.05%          7.38%          1.30%         17.12%         -4.32%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (millions)                     $15.8          $20.4          $17.5          $26.3          $21.9
   Ratio of net expenses to average net assets            1.43%          1.74%          1.85%          1.38%          1.45%
   Ratio of net investment income to
     average net assets                                   2.12%          2.12%          2.36%          2.58%          2.12%
   Portfolio turnover rate                               76.93%         78.01%         86.13%        122.79%         51.56%


FUNDS
Hennessy Cornerstone Value Fund
Hennessy Cornerstone Growth Fund
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California  94945

INVESTMENT MANAGER
Hennessy Advisors, Inc.
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California  94945


ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701


DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202


CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH  45202


INDEPENDENT ACCOUNTANTS
KPMG LLP
303 East Wacker Drive
Chicago, IL  60601

LEGAL COUNSEL
Foley & Lardner
777 East Wisconsin Avenue
Milwaukee, WI  53202


                                 PRIVACY POLICY
                        THE HENNESSY MUTUAL FUNDS, INC.


We collect the following nonpublic personal information about you:

     o information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and


     o information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.


We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                          Not part of the Prospectus.

  To learn more about the Hennessy Mutual Funds (formerly known as the O'Shaughnessy Funds) you may want to read the Hennessy Mutual Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Hennessy Mutual Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.


  You also may learn more about the Hennessy Mutual Funds' investments by reading the Hennessy Mutual Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.



  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors, without charge, upon request, simply by calling 1-800-966-4354.


  Prospective investors and shareholders who have questions about the Hennessy Mutual Funds may also call the above number or write to the following address:

     The Hennessy Mutual Funds, Inc.
     The Courtyard Square
     750 Grant Avenue
     Suite 100
     Novato, CA  94945


  The general public can review and copy information about the Hennessy Mutual Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Hennessy Mutual Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@soc.gov, or by writing to:


     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C.  20549-0102

  Please refer to the Hennessy Mutual Funds' Investment Company Act File No. 811-07695, when seeking information about the Hennessy Mutual Funds from the Securities and Exchange Commission.

HENNESSY MUTUAL FUNDS, INC.              (the "Hennessy Mutual Funds")
The Courtyard Square                     Hennessy Cornerstone Value Fund
750 Grant Avenue, Suite 100              ("Cornerstone Value Fund")
Novato, California  94945                Hennessy Cornerstone Growth Fund
Telephone:  1-800-966-4354               ("Cornerstone Growth Fund")
                                         (each, a "Fund," and collectively,
                                         the "Funds")




                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 31, 2003


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current Prospectus of the Funds ("Fund Prospectus"), dated January 31 2003. A copy of the Funds' Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.


                                TABLE OF CONTENTS


     INVESTMENT POLICIES AND LIMITATIONS.......................................2
     DIRECTORS AND OFFICERS....................................................7
     MANAGEMENT OF THE FUNDS..................................................11
     PORTFOLIO TRANSACTIONS...................................................15
     ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................17
     VALUATION OF SHARES......................................................18
     ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES.........................18
     PERFORMANCE INFORMATION..................................................19
     OTHER INFORMATION........................................................24

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2002 of Hennessy Mutual Funds (File No. 811-07695) as filed with the Securities and Exchange Commission on December 9, 2002:


     o   Statements of Assets and Liabilities
     o   Statements of Operations
     o   Statements of Changes in Net Assets
     o   Financial Highlights
     o   Schedules of Investments
     o   Notes to the Financial Statements
     o   Report of Independent Accountants

A copy of the Annual Report may be obtained, without charge, by calling the telephone number shown above.

                       INVESTMENT POLICIES AND LIMITATIONS


     The following supplement the information contained in the Fund Prospectus concerning the investment policies and limitations of the Funds. Effective June 30, 2000, Hennessy Advisors, Inc. (formerly Edward J. Hennessy, Incorporated) (the "Manager") became the investment adviser to each Fund. Previously, Netfolio, Inc. (formerly O'Shaughnessy Capital Management, Inc.) served as investment adviser to each Fund. See "Management of the Funds." Effective March 27, 2000, the O'Shaughnessy Aggressive Growth Fund and the O'Shaughnessy Dogs of the Market(TM)Fund were merged into the Cornerstone Growth Fund and the Cornerstone Value Fund, respectively.


     On June 30, 2000, O'Shaughnessy Capital Management, Inc. sold certain of its assets and licensed certain of its proprietary processes to the Manager (the "Transaction"). As part of the Transaction, the Manager became the new investment adviser of the Funds pursuant to an investment management agreement that is identical in all material respects to the prior agreement between the Funds and O'Shaughnessy Capital Management, Inc., including the rate of advisory fees. The new investment manager agreement was approved by the Funds' shareholders on June 30, 2000.

     SPECIAL CONSIDERATION RELATING TO DEPOSITORY RECEIPTS. As noted in the Fund Prospectus, the Funds may each invest in the securities of foreign issuers, including American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Funds' investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

     Many of the foreign securities held in the form of ADRs by the Funds are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject.

     ILLIQUID SECURITIES. Although it is not expected that either Fund will invest in illiquid securities, each of the Funds may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, which do not mature within seven days, or which the Manager, in accordance with guidelines approved by the Board of Directors, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days.

     Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such Fund securities and a Fund might be unable to dispose of such securities promptly or at favorable prices.

     The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers, and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in each Fund and reports periodically on such decisions to the Board of Directors.

     REPURCHASE AGREEMENTS. Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Manager will review and monitor the creditworthiness of those institutions under the Board's general supervision.

     At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. Each Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

     LENDING OF FUND SECURITIES. In accordance with applicable law, each Fund may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified to earn additional income, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration which can be earned currently from such securities loan justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. A Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

     CASH AND SHORT-TERM SECURITIES. Each Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in stocks in accordance with the Fund's investment strategy, or to meet redemption requests. The Manager will not generally use investments in cash and short-term securities for temporary defensive purposes.

     Short-term securities in which the Funds may invest include certificates of deposit, commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc., obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements involving such securities. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to know lending rates and automatically adjusted when such lending rates change.

     The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of either Fund's total assets at any time.

     BORROWING. Each Fund may borrow money in an amount up to 33% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. The borrowing policy is a fundamental policy of each Fund, which cannot be changed with respect to a Fund without shareholder approval as described in "Investment Limitations" below.

     INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Fund's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted. Pursuant to such restrictions and policies, neither Fund may:


     (1) make an investment in any one industry if the investment would cause the aggregate value of the Fund's investment in such industry to exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), certificates of deposit and bankers' acceptances;

     (2) purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Fund's total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Fund may be invested without regard to this limitation;

     (3) purchase securities on margin, except for short-term credit necessary for clearance of Fund transactions and except that a Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

     (4) purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interested therein;

     (5) purchase or sell commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options;

     (6) make loans, except through loans of Fund securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper and commercial paper master notes, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Fund Prospectus and this SAI shall not be deemed to be the making of a loan, and provided further that the lending of Fund securities and repurchase agreements may be made only in accordance with applicable law and the Fund Prospectus and this SAI as it may be amended from time to time;

     (7) borrow money or issue senior securities, except that each Fund may borrow in an amount up to 33-1/3% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. The Funds may not pledge their assets other than to secure such borrowings or, to the extent permitted by the Funds' investment policies as set forth in the Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Fund;

     (8) underwrite securities of the issuers except insofar as the Fund technically may be deemed to be an underwriter under the 1933 Act, as amended, in selling portfolio securities;

     The following investment restrictions (or operating policies) may be changed with respect to a Fund by the Board of Directors without shareholder approval. Neither Fund may:

     (1) make investments for the purpose of exercising control or management;

     (2) make short sales of securities or maintain a short position, except to the extent permitted by applicable law;

     (3) purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law;

     (4) invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction (4);

     (5) write, purchase or sell puts, calls straddles, spreads or combinations thereof, except to the extent permitted in the Fund Prospectus and this SAI, as they may be amended from time to time.



                                                       DIRECTORS AND OFFICERS

     As a Maryland corporation, the business and affairs of the Hennessy Mutual Funds are managed by its Officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Directors and Officers of the Hennessy Mutual Funds are as follows:

                                                                                                 Number of
                                                                                                 Portfolios
                            Position(s)      Term of Office and                                  in the Fund        Other
                            Held             Length of Time       Principal Occupation(s)        Complex Overseen   Directorships
                            with the Funds   Served               During Past 5 Years            by Director(1)     Held by Director
                            --------------   ------               -------------------            --------------     ----------------

"Disinterested Persons"
J. Dennis DeSousa           Director         Indefinite, until    Currently a real estate                4             None.
Age:  66                                     successor elected    investor; owner of North Bay
Address:                                                          Television, Inc. from 1985
340 Singing Brook Circle                     2 years              through 1999.
Santa Rosa, CA  95409

Robert T. Doyle             Director         Indefinite, until    Currently the Sheriff of               4             None.
Age:  55                                     successor elected    Marin County, California (since
Address:                                                          1996) and has been employed in the
87 Washington Street                         2 years              Marin County Sheriff's Office in
Novato, CA  94947                                                 various capacities since 1969.

Harry F. Thomas             Director         Indefinite, until    Currently a retired business           4             None.
Age:  55                                     successor elected    executive; Managing Director
Address:                                                          of Emplifi, Inc., a consulting
50 Shields Lane                              2 years              firm, from 1999 through 2001; Vice
Novato, CA  94945                                                 President and Manager of Employee
                                                                  Benefit Trust Operation of Wells Fargo
                                                                  Bank from 1997 through 1999; and
                                                                  Trust Systems Managerand Vice President
                                                                  of Wells Fargo Bank since 1992.
______________

(1)  The Cornerstone Growth Fund, the Cornerstone Value Fund and two series of The Hennessy Funds, Inc., the Hennessy
     Balanced Fund and the Hennessy Total Return Fund, are the only funds in the fund complex.


                                                                                                 Number of
                                                                                                 Portfolios
                            Position(s)      Term of Office and                                  in the Fund        Other
Name, Address,              Held             Length of Time       Principal Occupation(s)        Complex Overseen   Directorships
and Age                     with the Funds   Served               During Past 5 Years            by Director(1)     Held by Director
--------------------        --------------   ------               -------------------            --------------     ----------------

"Interested Persons" (as defined in the 1940 Act)
Neil J. Hennessy 2          Director,        Director:            President of the Manager               4           Director of the
Age:  47                    President and                         since 1989; President and                          Manager.
Address:                    Treasurer        Indefinite, until    Treasurer of The Hennessy
c/o Hennessy Advisors, Inc.                  successor elected    Funds, Inc. since 1996.
The Courtyard Square
750 Grant Avenue, Suite 100                  2 years
Novato, CA  94945
                                             Officer:

                                             1 year term

                                             2 years

Frank Ingarra, Jr. 2        Assistant        1 year term          Assistant Portfolio Manager            N/A         None.
Age:  31                    Portfolio                             for the Manager from March
Address:                    Manager and      10 months            2002 to the present; from August
c/o Hennessy Advisors, Inc. Vice President                        2000 through March 2002, Mr. Ingarra
The Courtyard Square                                              was the Head Trader for the Manager;
750 Grant Avenue, Suite 100                                       from March 2002 to the present,
Novato, CA  94945                                                 Mr. Ingarra has been a Vice President
                                                                  of The Hennessy Funds, Inc.; from
                                                                  July 1999 through August 2000,
                                                                  Mr. Ingarra was the Vice President
                                                                  and lead trader for O'Shaughnessy
                                                                  Capital Management; from May 1998
                                                                  through July 1999, Mr. Ingarra
                                                                  was an Assistant Vice President
                                                                  and Equity Trader for O'Shaughnessy
                                                                  Capital Management; and from
                                                                  October 1997 through May 1998,
                                                                  Mr. Ingarra was employed in the
                                                                  Targeted Marketing Group of
                                                                  Publishers Clearing House.

Teresa M. Nilsen 2          Executive Vice     1 year term        Currently Executive Vice President,    N/A         Director of the
Age:  36                    President, and                        Chief Financial Officer and                        Manager.
Address:                    Secretary          2 years            Secretary of the Manager; Ms. Nilsen
c/o Hennessy Advisors, Inc.                                       has been the corporate secretary and a
The Courtyard Square                                              financial officer of the Manager since
750 Grant Avenue, Suite 100                                       1989; Ms. Nilsen has been an officer
Novato, CA  94945                                                 of The Hennessy Funds, Inc. since 1996,
                                                                  currently she is Executive Vice
                                                                  President and Secretary.

                                                                                                 Number of
                                                                                                 Portfolios
                            Position(s)      Term of Office and                                  in the Fund        Other
Name, Address,              Held             Length of Time       Principal Occupation(s)        Complex Overseen   Directorships
and Age                     with the Funds   Served               During Past 5 Years            by Director(1)     Held by Director
--------------------        --------------   ------               -------------------            --------------     ----------------

"Interested Persons" (as defined in the 1940 Act)
Daniel Steadman 2           Executive Vice   1 year term          Executive Vice President of            N/A         Director of the
Age:  46                    President and                         the Manager, from 2000 to                          Manager.
Address:                    Assistant        2 years              the present; Vice President of
c/o Hennessy Advisors, Inc. Secretary                             Westamerica Bank from 1995 through
The Courtyard Square                                              2000; Mr. Steadman has been
750 Grant Avenue, Suite 100                                       Executive Vice President of The
Novato, CA  94945                                                 Hennessy Funds, Inc. since 1999.

_______________

(1)  The Cornerstone Value Fund, the Cornerstone Growth Fund and two series of The Hennessy Funds, Inc., the Hennessy
     Balanced Fund and the Hennessy Total Return Fund, are the only funds in the fund complex.

(2)  All Officers of the Hennessy Mutual Funds and employees of the Manager are interested persons (as defined in the
     1940 Act) of the Hennessy Mutual Funds.

     Pursuant to the terms of the Management Agreement (defined below) with Hennessy Mutual Funds, the Manager, on behalf of the Funds, pays the compensation of all Officers and Directors who are affiliated persons of the Manager. Pursuant to the terms of the Administration Agreement (defined below), the Administrator pays the compensation of all Officers that are affiliated persons of the Administrator.

     The Hennessy Mutual Funds pays Directors who are not interested persons of the Hennessy Mutual Funds (each, a "disinterested Director") fees for serving as Directors. Specifically, Hennessy Mutual Funds pay each disinterested Director a $700 fee for each meeting of the Board of Directors attended. Each Fund pays one half of the foregoing fees.

     The table below sets forth the compensation paid by the Hennessy Mutual Funds to each of the current Directors of the Hennessy Mutual Funds for services as directors during the fiscal year ended September 30, 2002:

                                                  COMPENSATION TABLE
                                                                                                         Total
                                                            Pension or                               Compensation
                              Aggregate Compensation        Retirement                               from Hennessy
                                      from               Benefits Accrued         Estimated        Mutual Funds and
            Name                    Hennessy                As Part of         Annual Benefits     Fund Complex (1)
         of Person                Mutual Funds             Fund Expenses       Upon Retirement     Paid to Directors
         ---------                ------------             -------------       ---------------     -----------------

"Disinterested Persons"
J. Dennis DeSousa                     $2,800                    $0                    $0                $5,200

Robert T. Doyle                       $2,800                    $0                    $0                $5,200

Harry F. Thomas                       $2,800                    $0                    $0                $4,000

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy                        $0                      $0                    $0                 $0
------------------------------

(1)  The Cornerstone Value Fund, the Cornerstone Growth Fund and two series of The Hennessy Funds, Inc., the
     Hennessy Balanced Fund and the Hennessy Total Return Fund, are the only funds in the fund complex.

     Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Director or Officer.


     As of December 31, 2002, the Officers and Directors of the Hennessy Mutual Funds as a group (6 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund.

     As of December 31, 2002, the following shareholders owned more than 5% of the outstanding voting securities of:

     Cornerstone Value Fund:
         Charles Schwab & Co., Inc. for Exclusive Benefit of Customers, San Francisco, CA 94104; 34.15%

         National Investor Services Corp. for Exclusive Benefit of Customers New York, NY 10041; 5.39%

     Cornerstone Growth Fund:
         Charles Schwab & Co., Inc. for Exclusive Benefit of Customers, San Francisco, CA 94104; 49.94%

         National Investor Services Corp. for Exclusive Benefit of Customers, New York, NY 10041; 5.19%

     The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Cornerstone Value Fund and the Cornerstone Growth Fund as of December 31, 2002:

                           Dollar Range of                                  Aggregate Dollar Range of Equity
                        Equity Securities in   Dollar Range of Equity    Securities in All Registered Investment
         Name              the Cornerstone        Securities in the     Companies Overseen by Director in Family
     of Director             Value Fund        Cornerstone Growth Fund        of Investment Companies(1) 1
     -----------             ----------        -----------------------        ----------------------------
"Disinterested Persons"

J. Dennis DeSousa                $0                      $0                           $10,001-50,000

Robert T. Doyle                  $0                      $0                           $10,001-50,000

Harry F. Thomas                  $0                      $0                                $0

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy            $1 - 10,000             $1 - 10,000                       $10,001-50,000

-----------------------
(1)  The Cornerstone Value Fund, the Cornerstone Growth Fund and two series of The Hennessy Funds,
     Inc., the Hennessy Balanced Fund and the Hennessy Total Return Fund, are the only funds in the fund complex.

     None of the Directors who are disinterested persons, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.


                             MANAGEMENT OF THE FUNDS


     THE MANAGER. The Manager acts as the investment manager of each Fund pursuant to a management agreement with the Hennessy Mutual Funds on behalf of each Fund (the "Management Agreement"). Under the Management Agreement, Hennessy Mutual Funds pays the Manager a fee in respect of each Fund, computed daily and payable monthly, at the annual rate of 0.74% of each Fund's average daily net assets. The Manager is controlled by Neil J. Hennessy who currently owns 40.1% of the outstanding voting securities of the Manager.

     Pursuant to the Management Agreement, the Manager is responsible for investment management of each Fund's portfolio, subject to general oversight by the Board of Directors, and provides the Funds with office space. In addition, the Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodian, administrator or transfer and dividend disbursing agent.

     Under the terms of the Management Agreement, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below). General expenses of the Hennessy Mutual Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by each Fund include, but are not limited to, the following (or the Fund's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) investment management fees; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Hennessy Mutual Funds or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (5) fees and expenses payable to disinterested Directors; (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, directors' and officers' insurance and fidelity bonds; (8) legal, accounting and auditing expenses; (9) charges of custodian, transfer agent and other agents; (10) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (11) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Hennessy Mutual Funds or the Fund;
(12) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (13) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing a Fund's return.

     Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Hennessy Mutual Funds or either Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by Hennessy Mutual Funds with respect to a Fund or by the Manager upon 60 days' prior written notice.

     On March 24, 2000, the Dogs of the Market Fund merged into the Cornerstone Value Fund, and the Aggressive Growth Fund merged into the Cornerstone Growth Fund. During the fiscal year ended September 30, 2000, the Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund paid $40,675, $874,782, $117,359 and $36,800, respectively, in advisory fees to the then manager of the Funds, Netfolio, Inc. (formerly O'Shaughnessy Capital Management, Inc.) (the "Former Manager") and the

Cornerstone Growth Fund and Cornerstone Value Fund paid $343,119 and $34,863, respectively, in advisory fees to the Manager. The Former Manager served as investment manager to the Funds pursuant to a management agreement substantially identical to the Management Agreement. For the same period neither the Former Manager nor the Manager reimbursed fees and expenses of any of the Funds.


     During the fiscal year ended September 30, 2001, the Cornerstone Growth Fund and Cornerstone Value Fund paid $1,167,643 and $155,058, respectively, in advisory fees to the Manager. For the same period the Manager did not reimburse fees and expenses of either of the Funds.


     During the fiscal year ended September 30, 2002, the Cornerstone Growth Fund and Cornerstone Value Fund paid $1,764,403 and $147,106, respectively, in advisory fees to the Manager. For the same period the Manager did not reimburse fees and expenses of either of the Funds.


     In approving the existing Management Agreement, the Board of Directors considered a number of factors, including, but not limited to, the following:

     o    the nature and quality of the services offered by the Manager;

     o    the reasonableness of the compensation payable to the Manager;

     o    the Manager's personnel, operations and financial condition;

     o the Manager's portfolio management, monitoring and evaluation and the Funds' performance; and

     o    each Fund's expense ratio.

     Based upon its review, the Board concluded that the Manager had the capabilities, resources and personnel necessary to manage the Funds effectively. Further, the Board concluded that based on the services the Manager would be required to render under the Management Agreement, that the compensations to be paid to the Manager was fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interests of the Funds to continue the Management Agreement with the Manager.

     The Funds and the Manager have entered into a servicing agreement dated October 1, 2002 (the "Servicing Agreement"). Pursuant to the Servicing Agreement, the Manager will provide administrative support services to the Funds consisting of:

     o maintaining an "800" number which current shareholders may call to ask questions about the Funds or their accounts with the Funds;

     o    assisting shareholders in processing exchange and redemption requests;

     o assisting shareholders in changing dividend options, account designations and addresses;

     o    responding generally to questions of shareholders; and

     o    providing such other similar services as the Funds may request.

     For such services, each Fund pays an annual fee to the Manager equal to 0.10% of its average daily net assets.

     The Servicing Agreement may be terminated by either party thereto upon sixty days' written notice to the other party, and will be terminated if its continuance is not approved with respect to each Fund at least annually by a majority of those Directors who are not parties thereto or "interested persons" (as such term is defined in the 1940 Act) of any such party.

     THE ADMINISTRATOR. The Hennessy Mutual Funds, on behalf of the Funds, has retained U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the "Administrator") to provide administration services to each Fund pursuant to an administration agreement between the Hennessy Mutual Funds and the Administrator (the "Administration Agreement"). The Administrator and the Funds' custodian, U.S. Bank, N.A., are affiliates of each other. The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, among others: the preparation and coordination of reports to the Board of Directors; preparation and filing of securities and other regulatory filings (including state securities filings), marketing materials, tax returns and shareholder reports; review and payment of fund expenses; monitoring and oversight of the activities of the Funds' other servicing agents (i.e., transfer agent, custodian, accountants, etc.); maintaining books and records of the Funds; and administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of the Hennessy Mutual Funds. The salaries and other expenses of providing such personnel are borne by the Administrator. Prior to July 1, 2002, for its services, each Fund paid the Administrator a fee each month at the annual rate of 0.08% of the first $200 million of a Fund's average daily net assets, 0.07% on the next $500 million of such net assets, and 0.05% of each Fund's average daily net assets in excess of $700 million. Effective July 1, 2002, for all services provided pursuant to the Administration Agreement, Fund Accounting Services Agreement (see below), Custodian Agreement (see below) and Transfer Agent Agreement (see below), the Administrator and its affiliates receive from each Fund an annual fee, paid monthly, equal to 0.27% of the first $500,000,000 of such Fund's average net assets, 0.25% of the next $250,000,000 of such Fund's average net assets, 0.23% of the next $250,000,000 of such Fund's average net assets and 0.21% of such Fund's average net assets in excess of $1,000,000,000,000. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Hennessy Mutual Funds upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Hennessy Mutual Funds.

     During the fiscal year ended September 30, 2002, the Administrator received a total of $393,948 in administration fees from the Funds and waived no fees. During the fiscal year ended September 30, 2001, the Administrator received a total of $156,001 in administration fees from the Funds and waived no fees. For the fiscal year ended September 30, 2000, the Administrator received a total of $15,148 in administration fees from the Funds. From October 11, 1996, until September 1, 2000, Investment Company Administration, LLC (the "Former Administrator") served as administrator to the Funds. For the fiscal year ended September 30, 2000, the Former Administrator received a total of $180,530 in administration fees from the Funds and waived no fees.

     The Hennessy Mutual Funds, on behalf of the Funds, has retained the Administrator to provide fund accounting services to each Fund pursuant to a Fund Accounting Servicing Agreement between Hennessy Mutual Funds and the Administrator (the "Fund Accounting Servicing Agreement"). Prior to July 1, 2002, for its accounting services, each Fund paid the Administrator a fee each month based on the total annual rate of $22,000 for the first $40 million of average net assets, .01% on the next $200 million of average net assets, and ..005% on average net assets exceeding $240 million. The Funds also paid the Administrator for certain of its out-of-pocket expenses, including pricing expenses. Effective July 1, 2002, for its accounting services, U.S. Bancorp Fund Services, LLC and its affiliates are entitled to receive fees, payable monthly, based on the fee schedule set forth above under "THE ADMINISTRATOR." During the fiscal year ended September 30, 2002, the Administrator received a total of $48,524 in fund accounting fees from the Funds. During the fiscal year ended September 30, 2001, the Administrator received a total of $60,314 in fund accounting fees from the Funds. During the fiscal year ended September 30, 2000, the Administrator received a total of $94,851 in fund accounting fees from the Funds.

     THE DISTRIBUTOR. The Hennessy Mutual Funds, on behalf of the Funds, has retained Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the "Distributor") to provide, on a best efforts basis, distribution-related services to each Fund in connection with the continuous offering of the Fund's shares. The Distributor may distribute the shares of the Funds through other broker-dealers with which it has entered into agreements. For its services, the Funds paid the Distributor a total of $25,261, $17,867 and $1,732 during the fiscal years ended September 30, 2002, 2001 and 2000, respectively.

     CODE OF ETHICS. The Hennessy Mutual Funds, the Manager and The Hennessy Funds, Inc. have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. This Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Hennessy Mutual Funds. This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the respective Funds. As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers as may, in the Manager's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the over-the-counter markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

     The Manager may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising a Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Agreement. The Funds may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

     Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Funds paid the following amounts in portfolio brokerage commissions:


                            Fiscal Year Ended       Fiscal Year Ended      Fiscal Year Ended
                            September 30, 2002     September 30, 2001     September 30, 2000
                            ------------------     ------------------     ------------------
Aggressive Growth*                  $0                      $0                  $35,746
Cornerstone Growth              $1,018,567               $682,201               $513,175
Cornerstone Value                 $54,919                 $60,090               $71,358
Dogs of the Market**                $0                       $0                  $8,349
_________________________
*        Merged into Cornerstone Growth Fund March 24, 2000.
**       Merged into Cornerstone Value Fund March 24, 2000.

     During the fiscal year ended September 30, 2002, the transactions on which the Cornerstone Growth Fund paid $1,018,567 in portfolio brokerage commissions totaled $515,101,968. Of this amount, the Cornerstone Growth Fund paid $128,348 in portfolio brokerage commissions on transactions totaling $67,830,488 to brokers that provided research services to the Fund. During the fiscal year ended September 30, 2002, the transactions on which the Cornerstone Value Fund paid $54,919 in portfolio brokerage commissions totaled $30,409,141. Of this amount, the Cornerstone Value Fund paid $37,713 in portfolio brokerage commissions on transactions totaling $20,410,777 to brokers that provided research services to the Fund.


     PORTFOLIO TURNOVER. For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Manager will adjust a Fund's assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Valuation of Shares" and "Additional Information about Distributions and Taxes" below.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern time.

     Hennessy Mutual Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for Hennessy Mutual Funds to dispose of securities owned by it or to determine fairly the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Funds securities at the time.

     Hennessy Mutual Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Hennessy Mutual Funds uses some or all of the following procedures to process telephone redemptions: (1) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.

     The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors. However, each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under "Net Asset Value," and investors would incur brokerage commissions in disposing of such securities. If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

                               VALUATION OF SHARES

     The net asset value for the shares of each Fund normally will be determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 P.M., Eastern time) on each Business Day. Each Fund's net asset value per share is calculated separately.

     For each Fund, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the-counter securities included in the NASDAQ National Market System are valued at the last sale price. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and asked prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors best to reflect their full value.

                ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES

     The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Fund so qualifies, a Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. If a Fund fails to qualify as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a RIC would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

     Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from a Fund's net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Not later than 60 days after the close of its taxable year, the Funds will provide shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     At September 30, 2002, the Cornerstone Value Fund had a capital loss carryforward available for federal income tax purposes of $2,638,056, which will expire September 30, 2007, through September 30, 2009. Additionally, at September 30, 2002, the Cornerstone Value Fund deferred on a tax basis a post-October loss of $108,996.


     Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. A portion of the ordinary income dividends paid by the Funds may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Redemptions and exchanges of a Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

     Under certain provisions of the Code, some shareholders may be subject to a 30% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with Hennessy Mutual Funds or who, to Hennessy Mutual Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in a Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                             PERFORMANCE INFORMATION


     From time to time, the Funds may advertise several types of performance information. The Funds may advertise "average annual total return," "average annual total return (before and after taxes)" "total return" and "cumulative total return." The Funds may occasionally cite statistics to reflect volatility or risk. Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Funds.

                           Average Annual Total Return


     Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the stated period, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specific period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not elapsed, at the end of the shorter period corresponding to the life of the Fund). Average annual total return figures refer to the rate of return which, if applied to an initial investment at the beginning of the stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. Cumulative total return reflects a Fund's performance over a stated period of time.

     Each Fund's average annual total return (before taxes) figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:      P       =      a hypothetical initial payment of $1,000
            T       =      average annual total return
            n       =      number of years
            ERV     =      ending  redeemable  value (before taxes) at the end
                           of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

     Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

     The average annual total return (before taxes) for the one year period ended September 30, 2002, was -16.05% for the Cornerstone Value Fund. The average annual total return (before taxes) for the five year period ended September 30, 2002, was 0.46% for the Cornerstone Value Fund. The average annual total return (before taxes) for the period from November 1, 1996, (commencement of operations) through September 30, 2002, was 2.82% for the Cornerstone Value Fund.

     The average annual total return (before taxes) for the one year period ended September 30, 2002, was 4.47% for the Cornerstone Growth Fund. The average annual total return (before taxes) for the five year period ended September 30, 2002, was 6.51% for the Cornerstone Growth Fund. The average annual total return (before taxes) for the period from November 1, 1996, (commencement of operations) through September 30, 2002, was 13.34% for the Cornerstone Growth Fund.

     Average Annual Total Return (After Taxes on Distributions)*

     The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                   P(1+T)n = ATVD

         Where:

         P  =        a hypothetical initial payment of $1,000

         T  =        average annual total return (after taxes on distributions)

         n  =        number of years

         ATVD  =     ending value of a hypothetical $1,000
                     payment made at the beginning of such
                     periods after taxes on Fund distributions, but not after taxes on redemption.

     The average annual total return (after taxes on distributions) for the one year period ended September 30, 2002, was -16.80% for the Cornerstone Value Fund. The average annual total return (after taxes on distributions) for the five year period ended September 30, 2002, was -1.62% for the Cornerstone Value Fund. The average annual total return (after taxes on distributions) for the period from November 1, 1996, (commencement of operations) through September 30, 2002, was 1.01% for the Cornerstone Value Fund.

     The average annual total return (after taxes on distributions) for the one year period ended September 30, 2002, was 2.79% for the Cornerstone Growth Fund. The average annual total return (after taxes on distributions) for the five year period ended September 30, 2002, was 3.33% for the Cornerstone Growth Fund. The average annual total return (after taxes on distributions) for the period from November 1, 1996, (commencement of operations) through September 30, 2002, was 10.48% for the Cornerstone Growth Fund.

     Average Annual Total Returns (After Taxes on Distributions and
Redemptions)*

     The average annual total returns (after taxes on distribution and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                        P(1+T)n = ATVDR

         Where:

         P  =         a hypothetical initial investment of $1,000

         T  =         average and annual total return (after taxes on
                      distributions and redemptions)

         n  =         number of years

         ATVDR  =     ending value of a hypothetical  $1,000 payment made at the beginning of such periods after taxes on Fund distributions and redemptions

     The average annual total return (after taxes on distributions and redemptions) for the one year period ended September 30, 2002, was -9.75% for the Cornerstone Value Fund. The average annual total return (after taxes on distributions and redemptions) for the five year period ended September 30, 2002, was -0.57% for the Cornerstone Value Fund. The average annual total return (after taxes on distributions and redemptions) for the period from November 1, 1996, (commencement of operations) through September 30, 2002, was 1.45% for the Cornerstone Value Fund.

     The average annual total return (after taxes on distributions and redemptions) for the one year period ended September 30, 2002, was 3.95% for the Cornerstone Growth Fund. The average annual total return (after taxes on distributions and redemptions) for the five year period ended September 30, 2002, was 3.71% for the Cornerstone Growth Fund. The average annual total return (after taxes on distributions and redemptions) for the period from November 1, 1996, (commencement of operations) through September 30, 2002, was 9.71% for the Cornerstone Growth Fund.


 _____________________


* NOTE: For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions," all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and the effect of phase outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance measurement period. The tax rates on distributions used correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) in effect on the redemption date for gains of the appropriate character and separately track the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. For purposes of the computation of "after taxes on distributions and redemptions" the tax benefit from capital losses, if any, resulting from the redemption is added to the ending redeemable value. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are generally not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

     The performance figures described above may also be used to compare the performance of a Fund's shares against certain widely recognized standards or indices for stock market performance. The following are the indices against which the Funds may compare performance:

     The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock exchange or traded OTC are included. The 500 companies represented include industrial, transportation and financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

     The Wilshire 5000 Equity Index (or its component indices) represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

     The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the Value Line Investment Survey.

     The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the Russell 3000 Index's market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

     In reports or other communications to shareholders, Hennessy Mutual Funds may also describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with: (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universes of funds which are described in this Statement of Additional Information, or (4) data developed by the Manager derived from such indices or averages.

                                OTHER INFORMATION

     HISTORY. The Funds are organized as separate investment portfolios or series of Hennessy Mutual Funds, a Maryland corporation which was incorporated on May 20, 1996 under the name "O'Shaughnessy Funds, Inc". Hennessy Mutual Funds is an open-end management investment company registered under the 1940 Act. Each of the Cornerstone Value Fund and the Cornerstone Growth Fund is a diversified portfolio.

     DESCRIPTION OF SHARES. Each Fund is authorized to issue 25,000,000,000 shares of a single class, par value $0.0001 per share.

     The Articles of Incorporation of Hennessy Mutual Funds authorize the Board of Directors to classify and reclassify any and all shares which are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, and provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.


     Shareholders of Hennessy Mutual Funds are entitled to one vote for each full share held and fractional votes for fractional shares held on certain Fund matters, including the election of directors, changes in fundamental policies, or approval of changes in the Management Agreement, irrespective of the series thereof, and (except as set forth below) all shares of all series shall vote together as a single class. All shares of all series will not vote together as a single class as to matters with respect to which a separate vote of any series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law. In the event that such separate vote requirement applies with respect to one or more series, then the shares of all other series not entitled to a separate class vote shall vote as a single class, provided that, as to any matter which does not affect the interest of a particular series, such series shall not be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of Hennessy Mutual Funds, in which event the holders of the remaining shares are unable to elect any person as a director.


     Each full share and fractional share of a Fund entitles the shareholder to receive a proportional interest in the respective Fund's capital gain distributions. In the event of the liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

     The Funds are not required to hold annual meetings of shareholders and do not intend to do so except when certain matters, such as a change in a Fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish, for the purpose of voting on the removal of any Fund director.

     REGISTRATION STATEMENT. This SAI and the Fund Prospectus does not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.


     COUNSEL AND INDEPENDENT ACCOUNTANTS. The law firm of Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as counsel to the Funds. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, serves as independent accountants for the Funds.

     TRANSFER AGENT AND CUSTODIAN. U.S. Bancorp Fund Services, LLC (the "Transfer Agent"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to a Transfer Agent Agreement. Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts, and make periodic reports to the Funds. U.S. Bank, N.A. (the "Custodian"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as custodian for the Funds pursuant to a Custodian Agreement. Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Funds' account, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

                                     PART C
                                OTHER INFORMATION


Item 23.       Exhibits
               --------

         (a)      Registrant's Articles of Incorporation as supplemented(1)

         (b)      Registrant's Bylaws, as amended(1)

         (c)      None

         (d) Management Agreement with Hennessy Advisors, Inc. (formerly known as Edward J. Hennessy, Incorporated)(1)

         (e) Distribution Agreement with Hennessy Advisors, Inc. (formerly known as Edward J. Hennessy, Incorporated) and Quasar Distributors, LLC

         (f)      None

         (g) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.)(1)

         (h)(i) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (now known as U.S. Bancorp Fund Services,
                  LLC)(1)

         (h)(ii) Transfer Agent Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC)(1)

         (h)(iii) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC) (1)

         (h)(iv) Servicing Agreement between Registrant and Hennessy Advisors, Inc.

         (i)      Opinion of Foley & Lardner, counsel for Registrant

         (j)      Consent of KPMG, LLP

         (k)      None

         (l)      Subscription Agreement(1)

         (m)      None

         (n)      None

         (p) Code of Ethics of The Hennessy Funds, Inc., Hennessy Mutual Funds, Inc., and Hennessy Advisors, Inc. (formerly known as Edward J. Hennessy, Incorporated)(1)

____________________

(1) Previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 7 was filed on January 31, 2001 and its accession number is 0000897069-01-000057.

Item 24. Persons Controlled by or under Common Control with Registrant

     Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification

     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                    Article V

                                 INDEMNIFICATION

     Each officer and director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Corporation to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of the directors who are either "interested persons," as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the proceeding ("non-party independent directors"), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Corporation claiming indemnification within the scope of this Article V shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland without a preliminary determination as to his ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Corporation may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of the Corporation. The Corporation, however, may not purchase insurance on behalf of any officer or director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Corporation may indemnify, make advances or purchase insurance to the extent provided in this Article V on behalf of an employee or agent who is not an officer or director of the Corporation.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

     Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27. Principal Underwriters


     (a) To the best of the Registrant's knowledge, Quasar Distributors, LLC also acts as a principal underwriter for the following other investment companies:



Investment Company                                           Investment Company
------------------                                           ------------------
Advisor Series Trust                                         Investec Funds

AHA Investment Funds                                         Jacob Internet Fund

Al Frank Fund                                                Kenwood Funds

Alpha Analytics Investment Trust                             Kit Cole Investment Trust

Alpine Equity Trust                                          Light Revolution Fund, Inc.

Alpine Series Trust                                          LKCM Funds

Alternative Investment Advisors, Alpha Strategies 1 Fund     Matrix Asset Advisor Value Fund, Inc.

Blue & White Fund (Blue and White Investment Management,
LLC)

Brandes Investment Trust, Brandes Institutional              Monetta Fund, Inc.

Brandywine Advisors Fund, Inc.                               Monetta Trust

Brazos Mutual Funds                                          Mutuals.com, The Generation Wave Funds, VICE Fund

Builders Fixed Income Fund, Inc.                             MW Capital Management Funds

CCM ADVISORS FUNDS                                           Optimum Q Funds (MDT Advisers, Inc.)



CCMA Select Investment Trust                                 PIC Investment Trust Funds

Country Mutual Funds Trust                                   Professionally Managed Portfolios (PMP)

Cullen Funds Trust                                           Purisima Funds

DAL Investment Company                                       Quintara Funds

Dessauer Fund Group, The Dessauer Global Equity              Rainier Funds
Fund
Dow Jones Islamic Index                                      SEIX Funds, Inc.

Everest Funds                                                Stancell Social Fund

FFTW Funds, Inc.                                             The Hennessy Funds, Inc.

First American Funds, Inc.                                   The Jensen Portfolio, Inc.

First American Insurance Portfolios, Inc.                    The Lindner Funds

First American Investment Funds, Inc.                        The Teberg Fund

First American Strategy Funds, Inc.                          Thompson Plumb Funds, Inc.

Fort Pitt Capital Funds                                      TIFF Investment Program, Inc.

Glenmede Fund, Inc.                                          TT International U.S.A. Master Trust

Harding Loevner Funds, Inc.                                  Wexford Trust, The Muhlenkamp Fund

Hollencrest (AST)                                            Zodiac Trust, Conning Money Market Portfolio

International Equity Fund

     (b) To the best of the Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business        Position and Offices with Quasar    Positions and Offices
Address(1)                         Distributors, LLC                   with Registrant
James R. Schoenike                 President;  Board Member            None

Donna J. Berth                     Treasurer                           None

Joe Redwine                        Board Member                        None

Bob Kern                           Board Member                        None

Eric W. Falkeis                    Board Member                        None

--------------------
(1) The address of each of the foregoing is 615 East Michigan Street, Milwaukee,
Wisconsin 53202.

     (c) The total commissions and other compensation received by Quasar Distributors, LLC, directly or indirectly, from the Funds during the fiscal year ended September 30, 2002 is as follows:

                                                            Compensation on
         Principal            Net Underwriting Discounts     Redemption and    Brokerage          Other
        Underwriter                 and Commissions           Repurchases     Commissions     Compensation(1)



  Quasar Distributors, LLC                N/A                     N/A             N/A            $25,261

-----------------------------

(1) The Funds paid Quasar Distributors, LLC such "Other Compensation" for its provision, on a best efforts basis, of distribution-related services to each Fund in connection with the continuous offering of each Fund's shares.


Item 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945; and all other records will be maintained by the Registrant's Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 29. Management Services

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings

     Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to each person to whom a prospectus is delivered.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novato and State of California on the 30th day of January, 2003.


                                         HENNESSY MUTUAL FUNDS, INC.
                                          (Registrant)


                                         By: /s/  Neil J. Hennessy
                                            ------------------------------------
                                            Neil J. Hennessy, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

       Name                                        Title                                 Date
       ----                                        -----                                 ----


/s/  Neil J. Hennessy                      President and Treasurer                  January 30, 2003
-------------------------------------      (Principal Executive, Financial
Neil J. Hennessy                           and Accounting Officer) and a
                                           Director

/s/  Robert T. Doyle                       Director                                 January 30, 2003
-------------------------------------
Robert T. Doyle


/s/  J. Dennis DeSousa                     Director                                 January 30, 2003
-------------------------------------
J. Dennis DeSousa


/s/  Harry F. Thomas                       Director                                 January 30, 2003
-------------------------------------
Harry F. Thomas

                                  EXHIBIT INDEX

   Exhibit No.                           Exhibit
   -----------                           -------


     (a)       Registrant's Articles of Incorporation, as supplemented*

     (b)       Registrant's Bylaws, as amended*

     (c)       None

     (d) Management Agreement with Hennessy Advisors, Inc. (formerly known as Edward J. Hennessy, Incorporated)*

     (e) Distribution Agreement with Hennessy Advisors, Inc. (formerly known as Edward J. Hennessy, Incorporated) and Quasar Distributors, LLC

     (f)       None

     (g) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.)*

     (h)(i) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (now known as U.S. Bancorp Fund Services,
               LLC)*

     (h)(ii) Transfer Agent Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC)*

     (h)(iii) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC)*

     (h)(iv)   Servicing Agreement between Registrant and Hennessy Advisors,
               Inc.

     (i)       Opinion of Foley & Lardner, counsel for Registrant

     (j)       Consent of KPMG, LLC

     (k)       None

     (l)       Subscription Agreement*

     (m)       None

     (n)       None

     (p) Code of Ethics of The Hennessy Funds, Inc., Hennessy Mutual Funds, Inc., and Hennessy Advisors, Inc. (formerly known as Edward J. Hennessy, Incorporated)*

____________________

*        Incorporated by reference.